                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):March 16, 1998


              GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1996-1
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        MINNESOTA                     33-62433             APPLIED FOR
---------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
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  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                                 NOT APPLICABLE
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

 ITEM 5.   OTHER EVENTS.

           Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on March 16, 1998 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by
           Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

           (c)      Exhibits.

                    The following is filed herewith. The
                    exhibit number corresponds with Item
                    601(b) of Regulation S-K.

                    EXHIBIT NO.        DESCRIPTION
                    -----------        -----------
                      99.1             Monthly Report delivered to
                                       Certificateholders on March 16, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 1998


                                    FLOORPLAN RECEIVABLES MASTER TRUST 1996-1

                                    By GREEN TREE FINANCIAL CORPORATION
                                       as Servicer with respect to the Trust


                                    By: /S/ PHYLLIS A. KNIGHT
                                       --------------------------------
                                    Phyllis A. Knight
                                    Senior Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                    PAGE
-------                                                                   ----
 99.1   Monthly Report delivered to Certificateholders                     5
        on March 16, 1998.